PROPERTY AND EQUIPMENT	12 Months Ended
Feb. 29, 2012
PROPERTY AND EQUIPMENT
PROPERTY AND EQUIPMENT

8. PROPERTY AND EQUIPMENT

	February 29, 2012			February 28, 2011
	Cost	Accumulated Amortization	Net Book Value	Net Book Value
Test equipment	13,060	9,250	3,810	5,291
R&D equipment	2,322	1,944	378	594
Computer hardware	2,441	2,180	261	472
Production fixtures	1,136	858	278	520
Leasehold improvements	931	619	312	361
Furniture and fixtures	667	563	104	152
Communication equipment	251	198	53	84
Other	297	213	84	86

Total	21,105	15,825	5,280	7,560

        Amortization expenses relating to the above property and equipment of $2,300, $149, $921 was included in research and development, sales and marketing and general and administrative expenses respectively for the year ended February 29, 2012 [year ended February 28, 2011: R&D – $1,957; S&M – $81; G&A – $857]. Accumulated amortization was $12,455 as at February 28, 2011.